                                                                    EXHIBIT 10.7

                             DISTRIBUTION AGREEMENT
                             ----------------------

          THIS DISTRIBUTION AGREEMENT (the "Agreement") is entered into as of March 16, 1999 (the "Effective Date"), between Jutvision Corporation, a Delaware corporation ("Jutvision"), and Microsoft Corporation, a Washington corporation ("Microsoft").

                                   BACKGROUND

          A. Jutvision uses the Jutvision Technology (as defined below) and provides the Production Services (as defined below).

          B.  Microsoft operates the HomeAdvisor Site (as defined below).

          C. Jutvision desires to provide virtual tour technology, hosting and provision of Jutvision Images and production services for the HomeAdvisor Site.

          IN CONSIDERATION OF THE MUTUAL PROMISES AND COVENANTS CONTAINED HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

1.        DEFINITIONS
          -----------

          1.1   "Broker" means any realtor, real estate broker, real estate
                 ------
agent or any other agent or representative acting in a similar capacity, whether an individual or some other type of entity, representing a seller of a Property.

          1.2  "HomeAdvisor Site" means the real estate related products and/or
                ----------------
services known as "HomeAdvisor" created by or for Microsoft and located at www.homeadvisor.msn.com (including any future versions, upgrades, successors and
-----------------------
replacements thereof) that is published via the Internet or any and all other means of electronic delivery now or hereafter known..

          1.3  "Initial Linking Date" means the date on which Microsoft begins
                --------------------
linking listings on the HomeAdvisor Site to corresponding Jutvision Images. Microsoft will provide Jutvision with written notice of the Initial Linking Date, which Jutvision will promptly confirm in a reply written notice sent to Microsoft.

          1.4  "Jutvision Image" means an electronic 360, panoramic  image of a
                ---------------
Property produced by or on behalf of Jutvision which renders in its own browser window with nothing else (including, without limitation advertising or other information) in such window or in the splash screen that appears while such image loads, other than the Jutvision Marks.

          1.5  "Jutvision Technology" means software and hardware, including the
                --------------------
Software, used to capture, process and view Jutvision Images.

_______________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          1.6  "Production Services" means the services provided by or on
                -------------------
behalf of Jutvision in producing Jutvision Images.

          1.7  "Property" means any piece of residential  real estate that is
                --------
offered "for sale" within the Territory, including without limitation new homes, offered for sale or resale.

          1.8  "Service Provider Network" means the network of members
                ------------------------
throughout the Territory with whom Jutvision has entered into agreements to capture images at designated sites on Jutvision's behalf.

          1.9  "Software" means the Jutvision for Java Software and any Active X
                --------
code or Active X Player developed pursuant to Section 2.4.

          1.10 "Term" means the Initial Term of this Agreement and the Renewal
                ----
Term, if any, as set forth in Section 5.

          1.11 "Territory" means the United States and its possessions.
                ---------

          1.12 "Private Label Versions" means the real estate related products
                ----------------------
and/or services created by or for Microsoft (including any future versions, upgrades, successors and replacements thereof) that are published via the Internet or any and all other means of electronic delivery now or hereafter known under a co-branding arrangement (e.g., branded with a Microsoft mark and the mark of a third party) or under a third party's mark or brand.

2.  PROVISION OF PRODUCTION SERVICES
    --------------------------------

          2.1  Sales and Billing.  Jutvision will be responsible for receiving
               -----------------
and fulfilling orders for Production Services. Jutvision will assume all costs and responsibility for invoicing and collecting revenues from Brokers for all sales of Production Services.

          2.2  Image Capturing and Processing.  Jutvision will have sole
               ------------------------------
responsibility for, and will bear all costs associated with, capturing images at designated sites through its Service Provider Network and processing captured images to create Jutvision Images.

          2.3  Linking; HomeAdvisor Site.  The parties will use best efforts to
               -------------------------
implement a system (the "Jutvision Linking System") whereby Jutvision will designate to Microsoft, on a daily basis, listings on the HomeAdvisor Site having corresponding Jutvision Images by sending an ASCII, tab delimited file via FTP that might include fields such as MLS number, zip code, address, URL, Agent ID, and such other fields reasonably needed by Microsoft to match its listings with the corresponding Jutvision Images. Unless Jutvision causes delays in the implementation of the Jutvision Linking System, Microsoft will exercise commercially reasonable efforts to implement the Jutvision Linking System at the least at the same time as implementing with any competitor of Jutvision any linking or posting system similar to the Jutvision Linking System. In collaboration with Jutvision, Microsoft agrees to develop and include the following on the HomeAdvisor Site throughout the Term:

          (a) a link within the Partners Center area of the HomeAdvisor Site to an electronic order form with a look and feel consistent with the HomeAdvisor Site, approved by both parties, which approvals shall not be unreasonably withheld, hosted on a Jutvision server, framed on the HomeAdvisor Site and containing links only back to the HomeAdvisor Site, that permits a user to submit orders for Production Services to Jutvision via the Internet;

          (b) a link, consisting of a Jutvision logo, located above the fold (i.e., visible to an end user without scrolling or navigation on a 640 by 480 pixel page) within each "Detailed Listing Page"( that is, a page within the HomeAdvisor Site that displays information about only one specific Property) having a corresponding Jutvision Image, that, when clicked on, links directly to a Jutvision Image residing on a Jutvision server (with the logo size and exact placement above the fold to be determined in Microsoft's discretion); and

          (c) an indicator in that section of the HomeAdvisor Site that displays information about multiple properties that fit a user's search parameters to indicate whether Jutvision Images are available for a listing.

Microsoft shall cooperate with Jutvision in the performance of Jutvision's obligations under this Agreement and Jutvision shall cooperate with Microsoft in the performance of Microsoft's obligations under this Agreement.

     2.4  Code Development.  Within ninety (90) days of the Effective Date,
          ----------------
Jutvision will develop and implement code of a high grade, nature and quality for [*] in displaying the Jutvision Images [*]. In the event that Microsoft determines that [*] does not function in accordance with Microsoft's reasonable standards, Microsoft may provide Jutvision with a written notice specifying all defects in [*]. Jutvision will have thirty (30) days to cure any such defects, and Microsoft will cooperate with and assist Jutvision in curing such defects during such cure period. If, by the end of such cure period, the parties have not developed a cure reasonably acceptable to Microsoft, Microsoft may develop [*]. Notwithstanding anything to the contrary in this Agreement, if Jutvision has created an [*] in accordance with the requirements of this Section 2.4,
Microsoft may require Jutvision to provide the [*] or   the Jutvision for Java
Software player with Jutvision Images accessed by users of the HomeAdvisor Site, and to users of Private Label Versions permitted under Section 4.1(b) (provided in each case, that Jutvision (x) will not be obligated to provide a player that is not supported by the user's browser and (y) if Microsoft requests that [*] be provided, but the user has turned off [*], Jutvision may deliver the Jutvision for Java Software player rather than [*]). If Jutvision has not created an [*] in accordance with the requirements of this Section 2.4, Microsoft may require Jutvision to provide the Jutvision for Java Software player or no player-- in the same circumstances contemplated by the foregoing sentence until Jutvision has developed [*] which meets Microsoft's reasonable standards.

_________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

            2.5  Testing and Performance Standards.  Jutvision will conduct
                 ---------------------------------
performance testing of Jutvision Images and the Software, including without limitation the Active X code, with the following browsers and platforms: (i) Internet Explorer 3.0 and above; (ii) Netscape Navigator 3.0 and above; (iii) Windows 95/98; (iv) Windows NT 4.0 SP3; and (v) Macintosh OS 8 and above. Jutvision will provide approximately [*] availability (excluding reasonable scheduled outages and maintenance that are restricted to certain days and times) of Jutvision servers hosting linked Jutvision Images ("Server Uptime Level"). The Server Uptime Level is to be measured by the total number of minutes during a calendar month in which Jutvision servers hosting linked Jutvision Images are completely available to provide users of the World Wide Web access to linked Jutvision Images, divided by the total number of minutes during the calendar month. For purposes of the Server Uptime Level, a lapse in server availability is calculated from the time Jutvision detects or otherwise becomes aware of an incidence of a service interruption and ending when the service is restored, regardless of where the outage originated. In addition, Jutvision will use commercially reasonable efforts to ensure that Jutvision Images will fully render in a browser within [*] seconds when the computer accessing such Jutvision Images has a Pentium 200 MHz or faster CPU, 32 MB of RAM and a 28.8 or faster modem, and is running Windows 95 and Internet Explorer 4.0, provided that such rendering of Jutvision Images is not delayed by Internet or network disruptions beyond Jutvision's control or factors attributable to Microsoft. Performance criteria to apply to browsers running Jutvision for Java or with Jutvision Active X component installed already.

            2.6  Marketing; Additional Obligations.  Subject to Microsoft's
                 ---------------------------------
prior approval, which Microsoft will not unreasonably withhold or delay, Jutvision may promote the relationship established under this Agreement on Jutvision's Web site and in its marketing materials. In addition, Jutvision and Microsoft will, from time to time, use reasonable efforts to cooperate in joint marketing efforts for the Production Services on such terms and conditions as are mutually agreed. Each party will assign a project manager to act as the primary liaison with respect to the relationship provided for hereunder, and all discussions between the parties with respect to the respective performance of obligations hereunder will be conducted by these project managers or their designees.

            2.7  Advertisements of Competitors:  Without prior consent from
                 -----------------------------
Jutvision, Company will not display any advertisements of any competitor of Jutvision on Detailed Listing Pages that have Jutvision Images, but the foregoing shall not prevent Microsoft from displaying electronic images of the same Property provided by another company or person on such Detailed Listing Pages . For purposes of this section, 'competitor of Jutvision' is defined as any virtual tour provider including but not limited to [*].

            2.8  Agreements with Third Parties.   In the event Jutvision learns
                 -----------------------------
that Microsoft has entered into any arrangement under which [*] to any [*], Jutvision may request in writing that

____________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Microsoft afford Jutvision an opportunity to obtain [*]. Microsoft will seek, but will not be obligated, to [*]; provided, however, that, if Microsoft does not do so within thirty (30) days of Jutvision's written request, Jutvision may, at Jutvision's election and upon written notice to Microsoft, [*] of the then-current Payment Period (as defined below).

3.  FEES
    ----

    3.1  Sponsorship Fees.  On the Initial Linking Date, and by the end of
         ----------------
each successive ninety (90) day period following the Initial Linking Date during the Term (each a "Payment Period"), Jutvision will pay Microsoft a fee of [*].

4.  PROPRIETARY RIGHTS
    ------------------

    4.1  Jutvision Technology.
         --------------------

         (a) All Jutvision Technology, including without limitation the Software and all Jutvision Images, whether or not produced for Brokers and whether or not linked to the HomeAdvisor Site or Private Label Versions, are, and at all times will remain, the exclusive property of Jutvision, and no provision of this Agreement implies any transfer to Microsoft of any ownership interest in any Jutvision Technology. Microsoft will not reproduce, distribute, modify, edit, or prepare derivative works from the Jutvision Images without the prior written permission of Jutvision.

         (b) Jutvision hereby grants to Microsoft a nonexclusive, worldwide, royalty-free, nontransferable license to include on the HomeAdvisor Site and in Permitted Private Label Versions (as defined below) links to Jutvision Images on Jutvision's servers solely for the purposes contemplated in this Agreement. The foregoing license does not include any right to grant or authorize sublicenses, except as permitted above with respect to "Permitted Private Label Versions". Microsoft has no obligation under this Agreement to include any links to Jutvision Images in any Private Label Versions. "Permitted Private Label Versions" means Private Label Versions that Jutvision could participate in, on the terms contemplated by this Agreement, without violating one of Jutvision's existing or future third party contractual relationships. If Microsoft wishes to create a Private Label Version it shall notify Jutvision and Jutvision shall within 10 business days after receipt of Microsoft's notice, notify Microsoft whether or not such a transaction would be a Permitted Private Label Version, and if not, the specific reasons therefor.

_________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          4.2  Trademarks.
               ----------

               (a)  Jutvision Marks.
                    ---------------

                    (i) Jutvision owns and at all times will continue to own the trademarks, service marks and/or trade names JUTVISION and the Jutvision logo, as well as any name or mark Jutvision may subsequently adopt as a trade name or to designate the Production Services or any other goods and services furnished by Jutvision hereunder (collectively, the "Jutvision Marks"). Microsoft will not take any actions inconsistent with Jutvision's ownership rights.

                    (ii) Subject to the restrictions set forth herein, Jutvision hereby grants Microsoft a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Jutvision Marks, during the term of this Agreement, solely in connection with promotion and marketing of the Jutvision Images and Production Services as provided in Section 2. Microsoft's use of the Jutvision Marks will not create in Microsoft any right, title or interest therein or thereto. All use by Microsoft of the Jutvision Marks will inure to the exclusive benefit of Jutvision. At Jutvision's reasonable request and at Jutvision's sole expense, Microsoft will assist Jutvision with the protection and maintenance of the Jutvision Marks. Microsoft may only use the Jutvision Marks as expressly permitted herein. Microsoft agrees to use the Jutvision Marks in a manner commensurate with the style, appearance and quality of Jutvision's services and/or products bearing such marks.

          (b)  Microsoft Marks.
               ---------------

                    (i) Microsoft owns and at all times will continue to own the trademarks, service marks and/or trade names MICROSOFT, the Microsoft logo, and HOMEADVISOR (the "Microsoft Marks"). Jutvision will not take any actions inconsistent with Microsoft's ownership rights.

                    (ii) Subject to the restrictions set forth herein, Microsoft hereby grants Jutvision a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Microsoft Marks, during the term of this Agreement, solely in connection with promotion and marketing of the Jutvision Images and Production Services as provided in Section 2 and in accordance with Microsoft's then current usage policies with respect thereto. Jutvision's use of the Microsoft Marks will not create in Jutvision any right, title or interest therein or thereto. All use by Jutvision of the Microsoft Marks will inure to the exclusive benefit of Microsoft. At Microsoft's reasonable request and at Microsoft's sole expense, Jutvision will assist Microsoft with the protection and maintenance of the Microsoft Marks. Jutvision may only use the Microsoft Marks as expressly permitted herein. Jutvision agrees to use the Microsoft Marks in a manner commensurate with the style, appearance and quality of Microsoft's services and/or products bearing such marks.

     4.3  Limitation on Grant of Rights.  Except as expressly provided herein,
          -----------------------------
neither party receives any other right or license to the technology or intellectual property of the other party.

5.   TERM AND TERMINATION
     --------------------

     5.1  Term.  Unless earlier terminated as set forth below, this Agreement
          ----
will become effective upon the Effective Date and continue for a period of twelve (12) months measured from the Initial Linking Date (the "Initial Term"). Thereafter, this Agreement will be automatically renewed for an additional six
(6) month period (the "Renewal Term") unless either party notifies the other in writing not less than ninety (90) days prior to the end of the Initial Term of its intention to terminate this Agreement as of the end of the Initial Term.

     5.2  Termination for Insolvency.  If voluntary or involuntary proceedings
          --------------------------
by or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization, dissolution, liquidation or winding-up of such party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty (60) days thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination.

     5.3  Termination for Breach.  This Agreement will terminate in the event a
          ----------------------
party materially breaches any material term, condition or representation of this Agreement or materially fails to perform any of its material obligations or undertakings hereunder, and fails to remedy such default within sixty (60) days after being notified by the non-breaching party of such breach or failure; provided, however, that the non-breaching party will not unreasonably withhold or delay its consent to extend the cure period if the breaching party has commenced cure during the sixty-day notice period and pursues cure of the breach in good faith.

     5.4  Effects of Termination.  Upon expiration or termination of this
          ----------------------
Agreement:

          (a) Jutvision will cease all use of the Microsoft Marks;

          (b) Commensurate with the quality of services provided prior to such expiration or termination, Jutvision will continue to provide Production Services and support to third parties who purchased such Production Services prior to such expiration or termination;

          (c) Microsoft will cease all use of the Jutvision Marks;

          (d) Each party will promptly destroy or return any Confidential Information of the other party in its possession.

     5.5  Survival of Certain Terms.  The provisions of Sections 4.1 (a),
          -------------------------
4.2(a)(i), 4.2(b)(i), 4.3, 5.4, 5.5, 6, 7.1, 7.2, 7.3, 8, 9, and 10 will survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the parties will cease upon expiration or termination of this Agreement.

     5.6  Removal.   Microsoft may at any time remove or delete access to
          --------
particular Jutvision Images if it reasonably believes that such image or images fail to comply with

Jutvision's representations and warranties set forth in this Agreement or may have an adverse effect on the image or reputation of Microsoft. Within three (3) days after any such removal or deletion, Microsoft shall provide Jutvision with written notice identifying the specific Jutvision Images removed or deleted and indicating the reason(s) therefor.

6.   CONFIDENTIALITY
     ----------------

     6.1 Microsoft and Jutvision have entered into a Non-Disclosure Agreement dated March 5, 1999. The terms of such Non-Disclosure Agreement shall be deemed incorporated herein, and all terms and conditions of this Agreement shall be deemed Confidential Information as defined therein.

7.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     7.1  Each party represents and warrants to the other that:

          (a) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation set forth above and is duly qualified and authorized to do business as a foreign corporation in good standing in all jurisdictions in which the nature of its assets or business requires such qualification;

          (b) it has full right, power and authority to enter into this Agreement and to perform all of its obligation hereunder;

          (c) its execution, delivery and performance of this Agreement have been duly and properly authorized by all necessary actions and this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms; and

          (d) its execution, delivery and performance of this Agreement will not, with or without the giving of notice or passage of time, or both, conflict with, or result in a default or loss of rights under, any provision of its certificate of incorporation or by-laws or any other material agreement or understanding to which it is a party or by which it or any of its material properties may be bound.

          7.2  [*] represents and warrants [*] that:

          (a) the [*] is original to [*] and does not infringe any copyright, patent, trade secret or other proprietary right held by any third party;

          (b) the [*] are not defamatory, do not violate any rights of privacy or publicity of any third party and comply with all applicable laws;

___________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          (c) [*] has secured in writing all necessary third party permissions so that no further permissions and/or payments of any kind will be required for [*] of the [*] as contemplated herein;

          (d) the [*] will be of a high grade, nature, and quality and will be performed in a professional manner.

          (e)  there has been no [*] (as that term is defined under [*] below).

     7.3  Disclaimer.  THE WARRANTIES PROVIDED BY THE PARTIES HEREIN ARE THE
     ---------------
ONLY WARRANTIES PROVIDED BY THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT. SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES BY THE PARTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.

8.   INDEMNIFICATION
     ---------------

     8.1 Each party (the "Indemnifying Party") will indemnify, defend and hold harmless the other party and its officers, directors, agents, employees, successors and permitted assigns (hereinafter collectively the "Indemnified Party") from and against any and all losses, claims, suits, proceedings, liabilities, expenses (including reasonable attorneys' fees and expenses), causes of action, damages and costs (collectively "Claims") arising out of or in connection with the breach, potential breach or inaccuracy of, or failure to comply with, any of the representations and warranties contained in Section 7 on the part of the Indemnifying Party. In addition, (a) Jutvision will indemnify, defend and hold harmless the Indemnified Party from and against all Claims arising out of or in connection with the Jutvision Technology, the Jutvision Images, the Production Services and/or the Service Provider Network, and (b) Microsoft will indemnify, defend and hold harmless the Indemnified Party from and against all Claims arising out of or in connection with the HomeAdvisor Site (other than those Claims covered by (a) above).

     8.2 Any Indemnified Party entitled to indemnification under this Section will give prompt notice to the indemnifying Party of any Claim with respect to which it seeks indemnification, but the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability except to the extent that it is actually prejudiced by such delay. The Indemnifying Party shall assume, at its sole cost and expense, the defense of such Claim with counsel reasonably satisfactory to the Indemnified Party. The Indemnifying Party will not be subject to any liability for any settlement made without its consent. The Indemnifying Party shall not, without consent of the Indemnified Party, effect any settlement or

________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

discharge or consent to the entry of any judgment, unless such settlement or judgment includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a general release from all liability in respect of such claim or litigation.

9.   LIMITATION OF LIABILITY
     -----------------------

     EXCEPT WITH RESPECT TO EACH PARTY'S INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 8 OR A BREACH BY EITHER PARTY OF ITS OBLIGATIONS DESCRIBED IN SECTION 6, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

10.  GENERAL PROVISIONS
     ------------------

     10.1 Independent Contractors.  The relationship of Jutvision and Microsoft
          -----------------------
established by this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint undertaking, or (iii) allow either party to create or assume any obligation on behalf of the other for any purpose whatsoever. All financial and other obligations associated with a party's business are the sole responsibility of that party.

     10.2 Press Plans.
          -----------

          (a) Either party may issue its own press releases, subject to the other party's prior approval, not to be unreasonably withheld, of the content within each party's releases. Each party will furnish its written acceptance of or objection to any proposed announcement within forty-eight (48) hours; provided, however, that a failure to respond within such forty-eight-hour period will be deemed an acceptance of such announcement.

          (b) Microsoft agrees not to publicly announce, or authorize the public announcement of, [*] prior to, or within ten (10) business days following, the Effective Date.

     10.3 Entire Agreement.  This Agreement, including all exhibits attached
          ----------------
hereto, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this

_________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged.

     10.4 Notices.  Any notice required or permitted by this Agreement will be
          -------
deemed given if sent by registered mail, postage prepaid, addressed to the other party at the address set forth below or at such other address for which such party gives notice hereunder. Delivery will be deemed effective three (3) days after deposit with postal authorities.

          If to Microsoft:         Bryan Mistele
                                   Product Unit Manager
                                   Microsoft Corporation
                                   One Microsoft Way
                                   Redmond, WA 98052
                                   Tel:  (425) 703-4581
                                   Fax:  (425) 936-7329
                                   Cc: Law & Corporate Affairs (at same address)

          If to Jutvision:         Andrew P. Laszlo
                                   Senior Vice President of
                                   Business Development
                                   Jutvision Corporation
                                   124 University Avenue
                                   Third Floor
                                   Palo Alto, CA 94301
                                   Tel:  650-325-6787
                                   Fax:  650-325-9337

     10.5 Force Majeure.  Nonperformance of either party will be excused for a
          -------------
period not to exceed 30 days, to the extent that performance is rendered impossible by storm, lockout or other labor trouble, riot, war, rebellion, strike, fire, flood, accident or other act of God, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the gross negligence or willful misconduct of the non-performing party.

     10.6 Non-Assignability and Binding Effect.  Except as expressly provided
          ------------------------------------
herein, this Agreement may not be assigned or transferred, or may any right or obligation hereunder be assigned or delegated, to a third party by either party without the prior written consent of the other party hereto. Notwithstanding the foregoing, either party may assign this Agreement or assign or delegate its rights and obligations under this Agreement to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     10.7 Modification; Waiver.  No modification of or amendment to this
          --------------------
Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

     10.8   Headings.  The headings to the sections and subsections of this
            --------
Agreement are included merely for convenience of reference and will not affect the meaning of the language included therein.

     10.9   Severability.  In the event that it is determined by a court of
            ------------
competent jurisdiction as part of a final nonappealable ruling, government action or binding arbitration, that any provision of this Agreement (or part thereof) is invalid, illegal, or otherwise unenforceable, such provision will be enforced as nearly as possible in accordance with the stated intention of the parties, while the remainder of this Agreement will remain in full force and effect and bind the parties according to its terms. To the extent any provision (or part thereof) cannot be enforced in accordance with the stated intentions of the parties, such provision (or part thereof) will be deemed not to be a part of this Agreement.

     10.10  Counterparts; Facsimile Signatures.  This Agreement may be executed
            ----------------------------------
by exchange of signature pages by facsimile and/or in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

     10.11 [*] In the event that any [*] of the [*] and/or [*], through any means whatsoever, the [*] associated with more than [*] (collectively referred to as a [*]), [*] shall immediately notify [*] in writing and either party shall, for a period of 30 days thereafter, have the right to [*] upon written notice to the other party. In the event [*] is elected by Microsoft, Microsoft shall [*] that portion of the [*] corresponding to the [*] of the then current [*].

     10.12  Agreement Nonexclusive. Microsoft and Jutvision each shall have the
            ----------------------
right to enter into agreements similar to this Agreement with others without the consent of the other.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



JUTVISION CORPORATION                 MICROSOFT CORPORATION


By: __________________________        By: __________________________

Title: _________________________      Title: _________________________

Date: _________________________       Date: _________________________

__________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.